Exhibit 10.3

THIS DEED OF AMENDMENT is made on _________________ 2024 by:

REZOLVE AI LIMITED (company number 14573691) whose registered office is at 5 New Street Square, London, EC4A 3TW, United Kingdom (the "Company").

WHEREAS:

(A)
Rezolve Limited entered into that loan note instrument constituting up to $49,892,080 7.50% senior secured convertible loan notes originally dated 16 December 2021, as amended and restated on 21 November 2022 and 23 May 2023, as further amended on 18 December 2023 and 29 December 2023 and as further amended and restated on 26 January 2024, and novated to the Company by way of a deed of novation dated 4 July 2024 (the “Loan Note Instrument”).

(B)
The Company now wishes to amend certain provisions of the Loan Note Instrument.

IT IS AGREED as follows:

1.
DEFINITIONS AND INTERPRETATION
1.1
All capitalised terms used in this Deed (including the recitals) shall have the meanings given to them in the Loan Note Instrument, except where the context otherwise requires and unless otherwise defined herein.
2.
Amendment
2.1
With effect from the date of this Deed, the Company hereby agrees to amend the Deed in the following manner:
(a)
the definition of “Conversion Price” shall be amended so that the following words are added after paragraph (b) thereof:

“provided that, in relation to any Conversion Date falling on or after __________________ 2024, “Conversion Price” shall mean $2 per Share;”; and

(b)
Conditions 5.2 (Early Redemption at the Option of the Company), 7.1 (Conversion at the Option of the Noteholders) and 13.1 (Change of Control) of Schedule B (Conditions of the Notes) shall each be amended such that the references to “at the then applicable Conversion Price” shall be replaced with “at the Conversion Price”.
2.2
Subject to clause 2.1 above, the terms of the Loan Note Instrument shall remain in full force and effect and the Loan Note Instrument and this Deed will, from the date of this Deed, be read and construed as one document.

4913-1641-1142 v.5

3.
Governing Law & JURISDICTION
3.1
This Deed and any non-contractual obligations arising out of or in connection with this Deed shall be governed by, and interpreted in accordance with, English law.
3.2
The English courts shall have exclusive jurisdiction to settle any claim, dispute or issue between the parties whether arising out of or in connection with this Deed or otherwise (including non-contractual claims).

This Deed has been executed and delivered and takes effect on the date stated at the beginning of it.

[Signature page follows]

4913-1641-1142 v.5

Executed as a DEED for and on behalf of REZOLVE AI LIMITED in the presence of a witness	) ) ) …………………………………. )
Witness Signature: Name (print): Occupation: Address:	) …………………………………. ) ) …………………………………. ) ) …………………………………. ) ) ………………………………….

[Signature Page – Loan Note Instrument Deed of Amendment – Conversion Price]